Supplement to the
Fidelity Advisor® Balanced Fund
Class A, Class M, Class C, Class I and Class Z
October 30, 2017
Prospectus

Tobias Welo no longer serves as co-manager of the fund.

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Richard Malnight (co-manager) has managed the fund since November 2017.

The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Richard Malnight is a member of FMR's Stock Selector Large Cap Group and co-manager of the fund (materials sector), which he has managed since November 2017. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Malnight has worked as a research analyst and portfolio manager.

AIG-17-07 1.744347.149	November 17, 2017